SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.

                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                        December 30, 1997
        Date of Report (date of earliest event reported)


                          BOATRACS, INC.
     (Exact Name of Registrant as Specified in its Charter)


    California        0-11038           33-0644381
(State or Other      (Commission     (IRS Employer Iden-
Jurisdiction of       File Number)    tification Number)
Incorporation)


                  6440 Lusk Blvd., Suite D-201
                 San Diego, California  92121
            (Address of Principal Executive Offices
                       Including Zip Code


                        (619) 587-1981
                (Registrant's Telephone Number,
                      Including Area Code)






                       Page 1 of 3 pages.

Item 2.  Acquisition or Disposition of Assets.

     Boatracs,   Inc.,  a  California  corporation
("Boatracs"), Med Associates, Inc., a  Mississippi
corporation  ("Med  Associates")  and  Charles  J.
Drobny,  Jr.  and  Pamela  M.  Drobny,   the  sole
shareholders  of Med Associates, entered  into  an
Asset    Purchase    Agreement   (the    "Purchase
Agreement")  dated  as of November  1,  1997.  The
Purchase  Agreement provided for the  purchase  of
the  significant  assets  of  Med  Associates   by
Boatracs.  The  transaction also contemplated  the
engagement of Charles J. Drobny, Jr. pursuant to a
written employment agreement as Vice President  of
Applications   Development   for   a   four   year
employment term. The closing of the transaction occurred on December 30, 1997.

       Med   Associates,  located   in   Gulfport,
Mississippi,  was  engaged  in  the  business   of
designing,   marketing  and   providing   software
development  and computer systems to the  maritime
industry.   Boatracs  intends  to   continue   the
business   of  Med  Associates.  Boatracs   is   a
distributor of the OmniTRACS system, a satellite based communications and tracking system developed and manufactured by Qualcomm Incorporated.

       Pursuant  to  the  terms  of  the  Purchase
Agreement,   Boatracs   acquired   all   of    the
significant  assets  used  by  Med  Associates  in
conducting its business for a base purchase  price
of  $500,000. $250,000 of the base purchase  price
was paid at closing, and the remaining $250,000 is
due  on December 30, 1998. The source of funds for
the  payment of the base purchase price is working
capital.  Med  Associates is also  entitled  to  a
Deferred  Contingent Payment, payable  in  300,000
Boatracs  common  shares. The Deferred  Contingent
Payment  may  be  reduced by one  share  for  each
dollar by which Net Income From Operations for the
year   ended  December  31,  1998  is  less   than
$300,000. Net Income From Operations is defined as
net  income before provision for income taxes, but
after  deduction  of all other items  of  expense,
including but not limited to state or local taxes,
determined  in accordance with generally  accepted
accounting  principles, consistently applied.  The
Deferred  Contingent Payment is  also  subject  to
offset   if  Charles  J.  Drobny,  Jr.  materially
breaches his employment agreement or voluntarily terminates his employment for reasons other than disability.

      On  December 30, 1997 Boatracs also acquired
the  assets  of,  and employed the principals  of,
pursuant   to   Asset  Purchase   Agreements   and
Employment Agreements, two businesses with which Med Associates was doing business. The aggregate purchase price for those two business was $11,800.

      The foregoing description of the transaction contemplated by the Purchase Agreement, and the ancillary agreements entered into therewith, is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as an exhibit to this Form 8-K and incorporated herein by this reference.

                Page 2 of 3 pages.

Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

To be filed by amendment within 60 days after date of this report


(b) Pro Forma Financial Information.

To be filed by amendment within 60 days after date of this report


(c) Exhibits

Exhibit
Number    Description

2.1             Asset Purchase Agreement dated  as
          of  November  1,  1997  by  and  between
          Boatracs,     Inc.,     a     California
          corporation,  Med  Associates,  Inc.,  a
          Mississippi corporation, and Charles  J.
          Drobney,  Jr.  and  Pamela  M.  Drobney.
          Schedules  and attachments to the  Asset
          Purchase  Agreement are  listed  in  the
          Index  to Schedules and Exhibits at  the
          foot of the Asset Purchase Agreement and
          are   not  included  with  this  report.
          Boatracs, Inc. hereby undertakes to file
          the   schedules  and  attachments   upon
          request of the Commission.



                           SIGNATURES

     Pursuant   to   the   requirements   of   the
Securities  Exchange Act of 1934,  the  Registrant
has  duly caused this report to be signed  on  its
behalf   by   the   undersigned   hereunto    duly
authorized.

Dated:  January 13, 1998          Boatracs, Inc.


                                  By:/S/Jon Gilbert
                                     Jon Gilbert,
                                     President and
                                     Chief Executive Officer


                Page 3 of 3 pages.